UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2003
                                                 -----------------


                     Transnational Financial Network, Inc.
                    ---------------------------------------
        (Exact name of small business issuer as specified in its charter)


California                      1-14219                      94-2964195
------------------------------------------------------------------------------
(State or other                (Commission File           (I.R.S.Employer
-
jurisdictionof incorporation)    Number)                    Identification No.)

401 Taraval Street, San Francisco, CA                         94116
------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



(Registrant's telephone number, including area code: (415) 242-7800




 -----------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events and Regulation FD Disclousre.

On December 17, 2003, the registrant release the following press release:

News Release
For Immediate Release:
December 17, 2003


          Transnational Financial Network Announces Share Buy-Back Plan


Transnational Financial Network, Inc. (TFN - AMEX), a wholesale and retail mortgage banking company, announced today that its Board of Directors approved a share buy-back plan of up to 250,000 shares, or 3.7% of the Company's total shares outstanding. This authorization is effective through June 30, 2004, unless extended or otherwise modified.

Joseph Kristul, Chairman and CEO, commented: "This buy-back plan is part of the ongoing assessment of our investment opportunities. We believe that anytime we can buy our shares back at less than book value, we will be substantially compounding the return we earn for our remaining shareholders.

"I have recently received a number of inquiries regarding our plans on paying a dividend. Our Board of Directors sees more potential investment opportunities than we have the capital to take advantage of at the present time. This share buy-back is only one example.

"Furthermore we have been preparing ourselves to take advantage of the shakeout occurring in the mortgage industry. One of the potential opportunities I have mentioned previously is that of strategic alliances, including acquisition opportunities. In order to take advantage of opportunities as they present themselves, we need to retain our cash balances.

"Accordingly, our Board of Directors has no plan to declare any dividends at the present time."



Transnational Financial Network, Inc. is a wholesale and retail mortgage banker that originates, funds and sells mortgage loans secured by one to four family residential properties. The Company is positioned with a strong sales and service department, and has built a foundation for growth and expansion based on the results in the markets of Northern California, Southern California and Phoenix, Arizona.


This News Release may contain "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct.

SOURCE Transnational Financial Network, Inc.

CONTACT: Joseph Kristul, CEO of Transnational Financial Network, Inc., +1-415-242-8840 URL: http://www.transnational.com


CONTACT: Dawn Van Zant, ECON Investor Relations, Inc.,1-866-730-1152 dvanzant@investorideas.com


For full details, click here:
http://www.investorideas.com/Companies/Transnational/NewsReleases.asp

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: December 18, 2003
                                       Transnational Financial Corporation


                                       /s/ Joseph Kristul
                                       ----------------------------------------
                                       Joseph Kristul, Chief Executive Officer